UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2013

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

4053 Clough Woods Dr. Batavia, Ohio	45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

The Audit and Finance Committee of the Board of Directors (the “Audit Committee”) of Multi-Color Corporation (the “Registrant”) completed a competitive process to review the appointment of the Registrant’s independent registered public accounting firm.

As a result of this process, on April 12, 2013, the Audit Committee dismissed Grant Thornton LLP (“Grant Thornton”), the Registrant’s existing independent registered public accounting firm, effective upon the issuance of the Registrant’s Annual Report for the fiscal year ended March 31, 2013.

Grant Thornton’s audit reports on the Registrant’s consolidated financial statements and the effectiveness of internal control over financial reporting for the fiscal years ended March 31, 2012 and March 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant’s fiscal years ended March 31, 2012 and March 31, 2011 and the subsequent interim period through April 12, 2013, there were (i) no disagreements between the Registrant and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make a reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant provided Grant Thornton with a copy of the disclosure contained in this Form 8-K and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter, dated April 16, 2013 is filed as Exhibit 16.1 to this Form 8-K.

(b) Newly engaged independent registered public accounting firm

On April 12, 2013, the Audit Committee appointed KPMG LLP (“KPMG”) as the Registrant’s independent registered public accounting firm for the fiscal year ending March 31, 2014.

During the Registrant’s fiscal years ended March 31, 2012 and March 31, 2011 and the subsequent interim period through April 12, 2013, neither the Registrant nor anyone on its behalf has consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Registrant’s consolidated financial statements or on the effectiveness of internal control over financial reporting, and no written report or oral advice was provided to the Registrant that KPMG concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Grant Thornton LLP dated April 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: April 18, 2013	By:	/s/ Sharon E. Birkett
Name: Sharon E. Birkett
Title: Vice President, Chief Financial and
Accounting Officer, Secretary